THERMOENERGY CORPORATION
                             1997 STOCK OPTION PLAN


1.       PURPOSE

         The purpose of the ThermoEnergy Stock Option Plan (the "Plan"), as amended is to advance the interest of ThermoEnergy Corporation, an Arkansas Corporation (the "Corporation"), by stimulating the efforts of key employees on behalf of ThermoEnergy, heightening the desire of key employees to continue in employment with ThermoEnergy, assisting ThermoEnergy in competing effectively with other enterprises for services of new employees necessary for the continued improvement of operations, and to attract and retain the best available personnel for services as Directors of the Corporation. This Plan permits (a) the grant of incentive stock options as defined in Section 422 of the Internal Revenue Code of 1986, as amended (the "Code") and (b) provides for options which are non-incentive stock options pursuant to Code
         Section 422.

2.       DEFINITIONS

         (a)      "The Board" means the Board of Directors of the Corporation.

         (b) "Committee" means the Stock Option Committee appointed by the Board of Directors from among its members.

         (c) "Disablement" means a physical condition arising from an illness or injury which renders an individual incapable of performing work; the determination of the Committee as to an individual's disablement shall be made in accordance with the standards and procedures of the Corporation's then current long-term disability plan and shall be conclusive on all of the parties.

         (d) "Plan" means the ThermoEnergy Stock Option Plan.

         (e) "Agreement" means the document which evidences the grant of any benefit under the Plan and which sets forth the benefit and terms, conditions and provisions of, and restrictions relating to, such benefit.

         (f) "Employee" means any person employed by the employer.

3.       PARTICIPANTS

         Participants in the Plan shall be those key ThermoEnergy employees to whom options may be granted from time-to-time by the Committee.
         Participants shall also include non-employee Directors of the Corporation to whom options are granted in accordance with Section 6. No options shall be granted to any person if immediately after the grant of such option such person would own stock, including stock subject to outstanding options held by him or her, amounting to more than ten percent (10%) of the total combined voting power or value of all classes of stock of the Corporation or any subsidiary.

4.       EFFECTIVE DATE AND TERMINATION OF PLAN

         This Plan was approved by the Board January 3, 1997, amended on January 30, 1997 and shall become effective upon approval by holders of a majority of the Common Shares present in person or by proxy and entitled to vote at the next Annual Meeting of Shareholders, May 7, 1997. Options may be granted under the Plan prior to receipt of such approval, provided that, in the event such


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         approval is not  obtained,  the Plan and all options  granted under the
         Plan shall be null and void and of no force and effect. The Plan shall terminate when all the shares of stock subject to options granted under this Plan shall have been acquired through the exercise of such options or on May 7, 2007, whichever is earlier or at such earlier time as the Board of Directors may determine. Termination of the Plan will not affect the rights and obligations arising under options theretofore granted and then in effect.

5.       SHARES SUBJECT TO THE PLAN AND OPTIONS

         The stock subject to options authorized to be granted under the Plan shall consist of 750,000 Series B shares of the Corporation's Common Stock, $0.001 par value, or the number and kind of shares of stock or other securities which shall be substituted or adjusted for such shares as provided in Section 7. Such shares may be authorized and unissued shares of the Corporation's Common Stock. All or any shares of stock subject to an option plan for which any reason terminates unexercised may again be subject to an option under the Plan.

6.       GRANT TERMS AND CONDITIONS OF OPTIONS

         Options may be granted at any time and from time-to-time prior to the termination of the Plan to those key employees of ThermoEnergy who, in the Committee's judgment, are largely responsible through their judgment, interest, ability and special efforts for the successful conduct of ThermoEnergy's operations. However, no participant shall be granted options in any year to purchase a number of shares of the Corporation's Common Stock in excess of one percent (2%) of the number of shares of the Corporation's Common Stock outstanding on April 1 of 1997.

         Options are granted on the third business day following the day of each annual meeting of the stockholders of the Corporation, to each person who is then a member of the Board and who is then not an employee of the Corporation or any of its subsidiaries ("a non-employee Director") shall automatically, without further action by the Board or the Committee be granted a "non-statutory stock option" (that is a stock option which does not qualify under Section 422 or 423 of the Internal Revenue Code of 1986) to purchase 1,000 shares of Common Stock. If the number of shares then remaining available for the grant of stock options under the Plan is not sufficient for each non-employee Director to be granted an option for 1,000 shares (for the number of adjusted or substituted shares pursuant to Section 7), then each non-employee Director shall be granted an option for a number of whole shares equal to the number of shares then remaining available divided by the number of non-employee Directors, disregarding any fractions of a share.

         No participant shall have any rights as a stockholder with respect to any shares of stock subject to option hereunder until said shares have been issued. Each option shall be evidenced by a written stock option agreement which will expressly identify the option as an incentive stock option or as a non-qualified stock option. Furthermore, the grant of an incentive option pursuant to this Plan shall in no way be construed as an alternative to the right of a optionee to purchase stock pursuant to any present of future grant of a non-qualified option under any of ThermoEnergy's current or future stock option plans. Options granted pursuant to the Plan need not be identical, but, each option is subject to the terms of the Plan and must contain and be subject to the following terms and conditions:

         (a) Price: The purchase price under each option granted to employees shall be established by the Committee. In no event will the option price be less than 100% of the fair market value of the stock on the date of the grant. The option price must be paid in full at the time of the exercise. The price may be paid in cash, cash equivalents or secured notes acceptable to the Committee, by arrangements with a broker which is acceptable to the Committee where

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                  payment of the option price is made pursuant to an irrevocable direction to the broker to deliver all or part of the proceeds from the sale of the option shares to the Corporation, by the surrender of shares of Common Stock owned by the optionee exercising the options and having a fair market value on the date of exercise equal to the option price or in any combination of the foregoing.

         (b)      Duration and Exercise or Termination of Option:
                  ----------------------------------------------
                 Each option granted to an employee shall be exercisable in such manner and at such times as the Committee shall determine or as follows: (1) new employees - 20% and (2) current employees - 33-1/3%. Each option granted may expire within a period of ten (10) years from the grant date. An employee's stock option agreement may provide for accelerated exercisability in the event of the employee's Death, Disablement or Retirement or other events in accordance with policies established by the Committee and may provide for expiration prior to the end of its term in the event of the termination of the employee's service.

                  Each 1,000 share option granted to a non-employee Director will become exercisable beginning one year from the date of the annual meeting of stockholders on which date the options were granted. If a non-employee Director is elected by the Board of Directors to begin serving as Director on a date not coincident with an annual meeting date, that Director will be granted the initial 1,000 share option as of the date of the first meeting at which he or she serves as Director; however, his options will become first exercisable beginning one year from the date of the annual meeting at which he is first elected by the stockholders and he or she will not receive an additional grant of options upon his first election to the Board by the stockholders.

         (c)      Tax  and  Securities  Laws:  Subject  to  the  provisions  and limitations of this Plan, and subject to applicable securities, tax and other laws and regulations, options may be granted at such time or times and pursuant to such terms and conditions as may be determined by the Committee during the period this Plan is in effect.

         (d) Payments: Shares to be purchased upon the exercise of any option shall be paid for, in full, in cash or by certified check payable to the order of the Company (or in certificates of stock issued by the Company, which stock shall be assigned a fair value by the Committee in its discretion) and delivered to the Company at the time of such exercise.

         (e) Option Agreements: Each Option granted under the Plan shall be evidenced by a Stock Option Agreement between the Company and the employee. The Committee shall initially make all decisions as to the form of Stock Option Agreement to be entered into with each optionee. All forms of Stock Option Agreement shall contain such provisions, restrictions and conditions as are not inconsistent with this Plan but need not be identical. The provisions of this Plan shall be set forth in full or incorporated by reference in each Stock Option Agreement.

         (f) Disability/Disablement: In the case of an employee who becomes permanently disabled within the meaning of Section 22(e)(3) of the Code while in the employ of the Company, or its parent or any subsidiary of the Company, any option which was exercisable on the date when such employee became disabled may be exercised within one (1) year after such employee ceases employment (but in no event later than the termination date of the option) after which time any unexercised portion of all outstanding options shall expire.

         (g) Death: In the event of the death of an optionee while in the employ of the Company, its parent or any subsidiary of the Company, the executors, administrators, legatees or

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                  distributees  of the  estate of the  optionee  shall  have the right to exercise any options which become exercisable prior to the optionee's death but only within a period of three (3) months from the date of the optionee's death (but in no event later than the termination date of the option), after which time any unexercised portion of all outstanding options shall expire. In the event an option is exercised by the executors, administrators, legatees or distributees of the estate of the optionee, under Subsection (f) or (h) of this Section 4, the Company shall be under no obligation to issue Shares hereunder unless and until the Company is satisfied that the person (or persons) exercising the option is the duly appointed legal representative of the optionee's estate or the proper legatee or distributee thereof.

         (h) Suspension or Termination of Option: If the Board of the Corporation reasonably believes that a Participant other than a non-employee Director has committed an act of misconduct as described in this Section, the Participant's rights to exercise any option may be suspended pending a determination by the Board of Directors. If the Board of Directors determines a Participant other than a non-employee Director has committed an act of embezzlement, fraud, dishonesty, nonpayment of any obligation owed to ThermoEnergy, breach of fiduciary duty or deliberate disregard of ThermoEnergy rules resulting in loss, damage or injury to ThermoEnergy, or if a Participant makes an unauthorized disclosure of any ThermoEnergy trade secret or confidential information, engages in any conduct constituting unfair competition, induces any ThermoEnergy customer to breach a contract with ThermoEnergy or induces any principal for whom ThermoEnergy acts as agent to terminate such agency relationship, neither the Participant nor his or her estate shall be entitled to exercise any option whatsoever. In making such determination, the Board of Directors shall act fairly and shall give the Participant an opportunity to appear and present evidence on his or her behalf at a hearing before a committee of the Board of Directors. For any participant who is an "Executive Officer" for purposes of Section 16 of the Securities Exchange Act of 1934, the determination of the Board of Directors shall be subject to the approval of the Committee.

         (i)      Termination of Non-Employee Director's Services: Subject to
                  Section 6.(b), upon the termination of the Participant's service as a non-employee Director, his or her rights to exercise an option then held shall be only as follows:

                  (1) Death. Upon the death of a non-employee Director while in service as a non-employee Director of ThermoEnergy, the non-employee Director's rights will be exercisable by his or her estate or beneficiary at any time during the twelve (12) months next succeeding the date of death. The number of shares exercisable by the estate or beneficiary will be the total number of unexercised shares under the non-employee Director's option at the date of his or her death. If a non-employee Director should die within thirty (30) days of his or her termination of service as a non-employee Director with ThermoEnergy, an option will be exercisable by his or her estate or beneficiary at any time during the twelve (12) months succeeding the date of termination, but only to the extent of the number of shares as to which such option was exercisable as of the date of such termination. A non-employee Director's estate shall mean his or her legal representative or other person who so acquires the right to exercise the option.

                  (2) Disablement. Upon the disablement of a non-employee Director, any option which he or she holds, whether or not then exercisable, may be exercised after the date of the Disablement within twelve (12) months.


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                  (3)      Retirement.   Upon   Retirement  of  a   non-employee
                           Director,  the  non-employee   Director's  rights  to
                           non-qualified stock options may be exercised for a period of twelve (12) months after Retirement.

                  (4) Other Reasons. Upon termination of a non-employee Director's service as a non-employee Director for any reason other than those stated above, the non-employee Director may, within ninety (90) days following such termination exercise the option to the extent such option was exercisable on the date of termination.

         (j) Transferability of Option: Each option shall be transferable only by will or the laws of descent and distribution and shall only be exercisable by the Participant during his or her lifetime.

         (k) Modification or Assumption of Options: The Committee may modify, extend or assume outstanding options (whether granted by ThermoEnergy or by another issuer) in return for the grant of new options for the same or a different number of shares and at the same or a different exercise price.

         (l) Other Terms and Conditions: Options may also contain such other provisions, which shall not be inconsistent with any of the foregoing terms, as the Committee shall deem appropriate. No option, however, nor anything contained in the Plan shall confer upon any Participant any right to continue in ThermoEnergy's employ or service nor limit in any way ThermoEnergy's right to terminate his or her employment or service at any time.

7.       ADJUSTMENTS OF AND CHANGES IN THE STOCK

         In the event the Common Stock of the Corporation shall be changed into or exchanged for a different number or kind of shares of stock or other securities of the Corporation or of another corporation (whether by reason of merger, consolidation, recapitalization, reclassification, split-up, combination of shares, or otherwise), or if the number of shares of Common Stock of the Corporation shall be increased through a stock split or the payment of a stock dividend, then there shall be substituted for or added to each share of Common Stock of the Corporation theretofore appropriated or thereafter subject or which may become subject to an option under the Plan, the number and kind of shares of stock or other securities into which each outstanding share of Common Stock of the Corporation shall so be changed, or for which each such share shall be exchanged, or to which such share shall be entitled, as the case may be. Outstanding options shall also be amended as to price and other terms if necessary to reflect the foregoing events. In the event there shall be any other change in the number or kind of the outstanding shares of Common Stock of the Corporation, or any stock or securities into which such Common Stock shall have been changed, or for which it shall have been exchanged, then if the Committee shall, in its sole discretion, determine that such change equitably requires an adjustment in any option theretofore granted or which may be granted under the Plan, such adjustment shall be made in accordance with such determination.

         No right to purchase fractional shares shall result from any adjustment in options pursuant to this Section 7. In case of any such adjustment, the shares subject to the option shall be rounded down to the nearest whole share. Notice of any adjustment shall be given by the Corporation to each Participant which shall have been so adjusted and such adjustment (whether or not notice is given) shall be effective and binding for all purposes of the Plan.

         Any other  provision  hereof to the  contrary  notwithstanding  (except
         Section 6.(b)) in the event ThermoEnergy is a party to a merger or other reorganization, outstanding options shall be subject to the agreement of merger or reorganization. Such agreement may provide, without limitation, for the

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         assumption of outstanding  options by the surviving  corporation or its parent,  for their  continuation by ThermoEnergy  (if ThermoEnergy is a
         surviving   corporation),   for  accelerated  vesting  and  accelerated
         expiration, or for settlement in cash.

8.       LISTING OR QUALIFICATION OF STOCK

         In the event that the Board of Directors determines in its discretion that the listing or qualification of the Plan shares on any securities exchange or under any applicable law or governmental regulation is necessary as a condition to the issuance of such shares under the option, the option may not be exercised in whole or in part unless such listing, qualification, consent or approval has been unconditionally obtained.

9.       AGREEMENT TO SERVE

         Each Participant shall agree that he or she will remain in ThermoEnergy's employ or service an a non-employee Director for at least one year from the option grant date. Such provision does not affect ThermoEnergy's right to terminate a Participant's employment or service as a non-employee Director as any time or for any reason.

10.      ADMINISTRATION AND AMENDMENT OF THE PLAN

         The Plan shall be administered by the Committee. The Committee shall consist of a minimum of two and a maximum of three disinterested Directors of ThermoEnergy, who shall be appointed by the Board of Directors. The Board shall fill vacancies and may from time to time remove or add members. All members of the Committee will be disinterested persons as defined in Rule 16b-3 under the Exchange Act. A non-employee Director shall not fail to be "disinterested" solely because he or she receives the grants described in Section 6. The Committee shall, in addition to its other authority and subject to provisions of this Plan, have authority in its sole discretion to determine who are the officers and key employees of the Company eligible to receive options under this Plan; which officers and key employees shall in fact be granted an option or options; whether the options shall be an incentive stock option or a non-qualified stock option; the number of shares to be subject to each of the options; and, the time or times at which the options shall be granted. The Board of Directors may also appoint one or more separate committees of the Board of Directors, each composed of one or more Directors of ThermoEnergy who need not be disinterested, who may administer the Plan with respect to employees who are not Executive Officers or Directors of ThermoEnergy, and may grant options under the Plan to such employees and may determine all terms of such options. The Board of Directors may amend or terminate the Plan as desired, without further action by the Corporation's stockholders except to the extent required by applicable law.

         Notwithstanding the above, the provisions of Section 6 relating to non-employee Directors may not be amended more than once every six months, except to comply with changes to the Code or the rules thereunder.

11.      TIME OF GRANTING OPTIONS

         The effective date of each option granted hereunder shall be the date on which the grant was made. Within a reasonable time thereafter, ThermoEnergy will execute and deliver a written option agreement to the Participant.




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12.      WITHHOLDING

         To the extent required by applicable federal, state, local or foreign law, a Participant shall make arrangements satisfactory to the Corporation for the satisfaction of any withholding tax obligations that arise by reason of any option exercise or any sale of shares. The Corporation shall not be required to issue shares until such obligations are satisfied. The Committee may permit these obligations to be satisfied by having the Corporation withhold a portion of the shares of stock that otherwise would be issued to him or her upon exercise of the option, or to the extent permitted, by tendering shares previously acquired.

13.      MERGER, CONSOLIDATION, REORGANIZATION AND LIQUIDATION

         If the Company shall become a party to any corporate reorganization, merger, liquidation, spinoff, or agreement for the sale of substantially all of its assets and property, the Committee shall make appropriate arrangements, which shall be binding upon the holders of unexpired option rights, for the substitution of new options for any unexpired options then outstanding under this Plan, or for the assumption of any such unexpired options, to the extent that the optionee's proportion and interest shall be maintained as before the occurrence of such event.

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